PLEDGE AGREEMENT

This Pledge Agreement (this “Agreement”) dated as of February 14, 2008 by and among each of the undersigned pledgors (each, a “Pledgor” and, together with any other entity that becomes a pledgor hereunder pursuant to Section 26 hereof, the “Pledgors”) and PNC BANK, NATIONAL ASSOCIATION, as agent for Lenders (as defined below) (in such capacity, “Agent”).

BACKGROUND

HYBROOK RESOURCES CORP. (to be renamed BEST ENERGY SERVICES, INC.) (“Best” or “Borrowing Agent”), BOB BEEMAN DRILLING COMPANY (“BBD”) and BEST WELL SERVICE, INC. (“BWS”, and together with Best and BBD, each a “Borrower”, and collectively the “Borrowers”) have entered or are entering into a Revolving Credit, Term Loan and Security Agreement dated as of February 14, 2008 (as amended, modified, restated or supplemented from time to time, the “Loan Agreement”) with the financial institutions named therein or which hereafter become a party thereto (each a “Lender” and collectively, “Lenders”) and Agent, pursuant to which Agent and Lenders have agreed, subject to the terms and conditions contained therein, to provide certain financial accommodations to Borrowers.

In order to induce Agent and Lenders to provide or continue to provide the financial accommodations to Borrowers described in the Loan Agreement, each Pledgor has agreed to pledge and grant a security interest to Agent for its benefit and for the ratable benefit of Lenders in the Collateral (as hereinafter defined).

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Definitions.  All capitalized terms used herein which are not defined shall have the meanings given to them in the Loan Agreement.

2. Pledge and Grant of Security Interest.  To secure the full and punctual payment and performance of (a) the Obligations and (b) all other indebtedness, obligations and liabilities of each Pledgor to Agent and Lenders whether now existing or hereafter arising, direct or indirect, liquidated or unliquidated, absolute or contingent, due or not due and whether under, pursuant to or evidenced by a note, agreement, guaranty, instrument or otherwise (a) and (b) collectively, the “Indebtedness”), each Pledgor hereby pledges, assigns, hypothecates, transfers and grants a security interest to Agent for its benefit and for the ratable benefit of Lenders in all of the following (the “Collateral”):

(a) the shares of stock set forth under such Pledgor’s name on Schedule A annexed hereto and expressly made a part hereof (the “Pledged Stock”), the certificates representing the Pledged Stock and all dividends, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Stock, provided that the Pledged Stock shall not include more than 65% of the issued and outstanding shares of voting stock of any Foreign Subsidiary;

(b) all of each Pledgor’s now owned or hereafter acquired rights (but not its obligations), membership interests and other equity ownership interests (whether certificated or uncertificated) in each limited liability company set forth on Schedule A (collectively, the “Membership Interests”) and each of such limited liability company’s successors, including, without limitation, all rights, proceeds, distributions, interest, dividends, options, warrants, increases, profits and income from such limited liability company;

(c) all additional (i) shares of stock of any issuer of the Pledged Stock (and the certificates representing such additional shares), (ii) Membership Interests of any issuer of Membership Interests and the certificates evidencing such Membership Interests (to the extent certificated) in each limited liability company set forth on Schedule A (each of the foregoing, an “Issuer”) from time to time acquired by any Pledgor in any manner, including, without limitation, stock dividends or a distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spin-off or split-off (which shares and certificates shall be deemed to be part of the Collateral), and all dividends, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares of the Pledged Stock or Membership Interests, provided that no Pledgor shall be required to pledge more than 65% of the issued and outstanding shares of voting stock of any Foreign Subsidiary; and

(d) all options and rights, whether as an addition to, in substitution of or in exchange for any shares of the Pledged Stock or Membership Interests.

3. Delivery of Collateral.  All certificates representing or evidencing the (i) the Pledged Stock and (ii) certificated Membership Interests (including Membership Interests which become certificated after the date hereof) shall be delivered to and held by or on behalf of Agent pursuant hereto and shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Agent.  Each Pledgor hereby authorizes each Issuer upon written demand by Agent to deliver any certificates, instruments or other distributions issued in connection with the Collateral directly to Agent, in each case to be held by Agent, subject to the terms hereof.  Agent shall have the right, at any time following the occurrence and during the continuance of an Event of Default, in its discretion and without notice to the Pledgor, to transfer to or to register in the name of Agent or any of its nominees any or all of the Pledged Stock or Membership Interests.  In addition, Agent shall have the right at any time to exchange certificates or instruments representing or evidencing any Pledged Stock or Membership Interests for certificates or instruments of smaller or larger denominations.

4. Representations and Warranties of Pledgor.  Each Pledgor represents and warrants to Agent (which representations and warranties shall be deemed to continue to be made until all of the Indebtedness has been paid in full and the Loan Agreement has been irrevocably terminated) that:

(a) Each Pledgor has the requisite power and authority to enter into this Agreement, to pledge the Collateral for the purposes described herein and to carry out the transactions contemplated by this Agreement.

(b) The execution, delivery and performance by each Pledgor of this Agreement and the pledge of the Collateral hereunder have been duly and properly authorized and do not and will not result in any violation of any material agreement, indenture, instrument, license, judgment, decree, order, law, statute, ordinance or other governmental rule or regulation applicable to such Pledgor.

(c) This Agreement constitutes the legal, valid and binding obligation of each Pledgor enforceable against such Pledgor in accordance with its terms.

(d) Each Pledgor is the direct and beneficial owner of each share of the Pledged Stock and Membership Interests set forth under such Pledgor’s name on Schedule A annexed hereto.

(e) All of the Collateral has been duly authorized, validly issued and is fully paid and nonassessable.

(f) This Agreement creates and grants a valid first lien on and perfected security interest in the Collateral and the proceeds thereof, subject to no prior security interest, mortgage, pledge, claim, lien, charge, hypothecation, assignment, offset or encumbrance whatsoever (collectively, “Liens”) or to any agreement purporting to grant to any third party a Lien upon the property or assets of any Pledgor which would include the Collateral.

(g) There are no restrictions on transfer of the Pledged Stock or Membership Interests contained in the Certificate of Incorporation or by-laws (or Certificate of Formation, limited liability company agreement or other organizational documents, as the case may be) of any Issuer or otherwise which have not otherwise been enforceably and legally waived by the necessary parties.

(h) None of the Collateral  has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject.

(i) There are no pending or, to the best of each Pledgor’s knowledge, threatened actions or proceedings before any court, judicial body, administrative agency or arbitrator which may materially adversely affect the Collateral.

(j) No consent, approval, authorization or other order of any Person and no consent, authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required by any Pledgor either (i) for the pledge of the Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement or (ii) for the exercise by the Agent of the voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement, except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally.

(k) No notification of the pledge evidenced hereby to any Person is required.

(l) The Pledged Stock and the Membership Interests constitutes one hundred percent (100%) of the issued and outstanding shares of capital stock and limited liability company interests of the Issuers thereof set forth on Schedule A annexed hereto.

(m) As of the date hereof, there are no existing options, warrants, calls or commitments of any such character whatsoever relating to any Collateral and no indebtedness or other security convertible into any Collateral.

(n) As of the date hereof any proxy or proxies heretofore given by such Pledgor to any Person or Persons whatsoever have been revoked.

The representations and warranties set forth in this Section 4 shall survive the execution and delivery of this Agreement.

5. Covenants.  Until such time as all of the Indebtedness has been paid in full and the Loan Agreement has been irrevocably terminated, each Pledgor shall:

(a) Not sell, assign, transfer, convey, or otherwise dispose of its rights in or to the Collateral or any interest therein; nor create, incur or permit to exist any Lien whatsoever with respect to any of the Collateral or the proceeds thereof other than that created hereby, in each case unless expressly permitted by the Loan Agreement.

(b) At Pledgor’s expense, defend Agent’s right, title and security interest in and to the Collateral against the claims of any Person and keep the Collateral free from all Liens, except for the Liens granted to Agent under this Agreement.

(c) At any time, and from time to time, upon the written request of Agent, execute and deliver such further documents and do such further acts and things as Agent may reasonably request in order to effect the purposes of this Agreement including, but without limitation, delivering to Agent upon the occurrence and during the continuance of an Event of Default irrevocable proxies in respect of the Collateral in form satisfactory to Agent.  Until receipt thereof, this Agreement shall constitute each Pledgor’s proxy to Agent or its nominee to vote all shares of Collateral then registered in such Pledgor’s name.  Each Pledgor hereby revokes any proxy or proxies heretofore given by such Pledgor to any Person or Persons whatsoever and agrees not to give any other proxies in derogation hereof until this Agreement is no longer in full force and effect as hereinafter provided.

(d) Within two (2) Business Days of receipt thereof by any Pledgor, deliver to Agent all notices and statements relating to the Collateral received by such Pledgor.

(e) Unless expressly permitted by the Loan Agreement, not consent to or approve the issuance of (i) any additional shares of any class of capital stock or limited liability company interests of any Issuer; (ii) any securities convertible either voluntarily by the holder thereof or automatically upon the occurrence or nonoccurrence of any event or condition into, or any securities exchangeable for, any such shares; or (iii) any warrants, options, contracts or other commitments entitling any person to purchase or otherwise acquire any such shares.

6. Voting Rights and Dividends.  In addition to Agent’s rights and remedies set forth in Section 8 hereof, in case an Event of Default shall have occurred and be continuing, Agent shall (i) be entitled to vote the Collateral, (ii) be entitled to give consents, waivers and ratifications in respect of the Collateral (each Pledgor hereby irrevocably constituting and appointing Agent, with full power of substitution, the proxy and attorney-in-fact of such Pledgor for such purposes) and (iii) be entitled to collect and receive for its own use cash dividends paid on the Collateral.  No Pledgor shall be permitted to exercise or refrain from exercising any voting rights or other powers if, in the reasonable judgment of Agent, such action would have a Material Adverse Effect on the value of the Collateral or any part thereof; and, provided, further, that each Pledgor shall give at least five (5) days’ written notice of the manner in which such Pledgor intends to exercise, or the reasons for refraining from exercising, any voting rights or other powers other than with respect to any election of directors and voting with respect to any incidental matters.  All dividends and all other distributions in respect of any of the Collateral, whenever paid or made, shall be delivered to Agent to hold as Collateral and shall, if received by any Pledgor, be received in trust for the benefit of Agent, be segregated from the other property or funds of such Pledgor, and be forthwith delivered to Agent as Collateral in the same form as so received (with any necessary endorsement); provided however, so long as no Event of Default has occurred and is continuing, the foregoing shall not apply to any dividends or distributions expressly permitted by the Loan Agreement.

7. Events of Default.  The term “Event of Default” wherever used herein shall mean the occurrence of any Event of Default under the Loan Agreement.

8. Remedies.  Upon the occurrence and during the continuance of an Event of Default, Agent may:

(a) Demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose or realize upon the Collateral (or any part thereof), as Agent may determine in its sole discretion;

(b) Transfer any or all of the Collateral into its name, or into the name of its nominee or nominees;

(c) Exercise all rights with respect to the Collateral including, without limitation, all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any shares of the Collateral as if it were the absolute owner thereof, including, but without limitation, the right to exchange, at its discretion, any or all of the Collateral upon the merger, consolidation, reorganization, recapitalization or other readjustment of the Issuer thereof, or upon the exercise by any Issuer of any right, privilege or option pertaining to any of the Collateral, and, in connection therewith, to deposit and deliver any and all of the Collateral with any committee, depository, transfer agent, registrar or other designated agent upon such terms and conditions as it may determine, all without liability except to account for property actually received by it; and

(d) Subject to the requirements of applicable law, sell, assign and deliver the whole or, from time to time, any part of the Collateral at the time held by Agent, at any private or public sale or auction, with or without demand, advertisement or notice of the time or place of sale or adjournment thereof or otherwise (all of which are hereby waived, except such notice as is required by applicable law and cannot be waived), for cash or credit or for other property for immediate or future delivery, and for such price or prices and on such terms as Agent in its sole discretion may determine, or as may be required by applicable law.

Each Pledgor hereby waives and releases any and all right or equity of redemption, whether before or after sale hereunder.  At any such sale, unless prohibited by applicable law, Agent may bid for and purchase the whole or any part of the Collateral so sold free from any such right or equity of redemption.  All moneys received by Agent hereunder whether upon sale of the Collateral or any part thereof or otherwise shall be held by Agent and applied by it as provided in Section 11 hereof.  No failure or delay on the part of Agent in exercising any rights hereunder shall operate as a waiver of any such rights nor shall any single or partial exercise of any such rights preclude any other or future exercise thereof or the exercise of any other rights hereunder.  Agent shall have no duty as to the collection or protection of the Collateral or any income thereon nor any duty as to preservation of any rights pertaining thereto, except to apply the funds in accordance with the requirements of Section 11 hereof.  Agent may exercise its rights with respect to property held hereunder without resort to other security for or sources of reimbursement for the Indebtedness.  In addition to the foregoing, Agent shall have all of the rights, remedies and privileges of a secured party under applicable law and the Uniform Commercial Code of New York regardless of the jurisdiction in which enforcement hereof is sought.

9. Registration.  If Agent shall exercise its right to sell all or any part of the Collateral following the occurrence and during the continuance of an Event of Default, and if, in the opinion of counsel for Agent, it is necessary to have the Collateral being sold registered under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), each Pledgor will use its best efforts to cause the applicable Issuer to execute and deliver, and to cause the directors and officers of such Issuer to execute and deliver, all at such Pledgor’s expense, all such instruments and documents and to do or cause to be done all such other acts and things as may be necessary to register the Collateral being sold under the provisions of the Securities Act.  Such Pledgor shall cause any such registration statement to become effective and to remain effective for a period of one year from the date of the first public offering of the Collateral being sold and to make all amendments thereto and to related documents which, in the opinion of Agent or its counsel, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto.  Such Pledgor shall also cause the applicable Issuer to comply with the provisions of the “Blue Sky” law of any jurisdiction which Agent shall designate in connection with any sale hereunder; and to cause such Issuer to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) covering a period of at least twelve months but not more than eighteen months, beginning with the first month after the effective date of any such registration statement, which earnings statement will satisfy the provisions of Section 11(a) of the Securities Act.  Each Pledgor acknowledges that a breach of any of the covenants contained in this Section may cause irreparable injury to Agent, that Agent will have no adequate remedy at law with respect to such breach and, as a consequence, such covenants of such Pledgor shall be specifically enforceable against such Pledgor.

10. Private Sale.  Notwithstanding anything contained in Section 9, each Pledgor recognizes that Agent may be unable to effect (or to do so only after delay which would adversely affect the value that might be realized from the Collateral) a public sale of all or part of the Collateral by reason of certain prohibitions contained in the Securities Act, and may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Collateral for their own account, for investment and not with a view to the distribution or resale thereof.  Each Pledgor agrees that any such private sale may be at prices and on terms less favorable to the seller than if sold at public sales and that such private sales shall be deemed to have been made in a commercially reasonable manner.  Each Pledgor agrees that Agent has no obligation to delay sale of any Collateral for the period of time necessary to permit any Issuer to register the Collateral for public sale under the Securities Act.

11. Proceeds of Sale.  The proceeds of any collection, recovery, receipt, appropriation, realization, disposition or sale of the Collateral shall be applied by Agent as follows:

(a) First, to the payment of all costs, expenses and charges of Agent and to the reimbursement of Agent for the prior payment of such costs, expenses and charges incurred in connection with the care and safekeeping of any of the Collateral (including, without limitation, the expenses of any sale or other proceeding, the expenses of any taking, attorneys’ fees and expenses, court costs, any other fees or expenses incurred or expenditures or advances made by Agent and Lenders in the protection, enforcement or exercise of its rights, powers or remedies hereunder) with interest on any such reimbursement at the rate prescribed in the Loan Agreement as the Default Rate for Revolving Advances maintained as Domestic Rate Loans.

(b) Second, to the payment of the Indebtedness, in whole or in part, in such order as Agent may elect, whether such Indebtedness is then due or not due.

(c) Third, to such Persons as required by applicable law including, without limitation, Section 9-615(a)(3) of the Uniform Commercial Code.

(d) Fourth, to the extent of any surplus thereafter remaining, to the applicable Pledgor or as a court of competent jurisdiction may direct.

In the event that the proceeds of any collection, recovery, receipt, appropriation, realization or sale are insufficient to satisfy the Indebtedness, each Pledgor shall be liable for the deficiency together with interest thereon at the rate prescribed in the Loan Agreement as the Default Rate for Revolving Advances maintained as Domestic Rate Loans plus the costs and fees of any attorneys employed by Agent and/or Lenders to collect such deficiency.

Agent, in its sole and absolute discretion, with or without notice to Pledgors, may deposit any proceeds of any collection, recovery, receipt, appropriation, realization, disposition or sale of the Collateral in a non-interest bearing cash collateral deposit account to be maintained as security for the Indebtedness.

12. Waiver of Marshaling.  Each Pledgor hereby waives any right to compel any marshaling of any of the Collateral.

13. Agent Appointed Attorney-In-Fact and Performance by Agent.  Upon the occurrence of an Event of Default which is continuing, each Pledgor hereby irrevocably constitutes and appoints Agent as such Pledgor’s true and lawful attorney-in-fact, with full power of substitution, to execute, acknowledge and deliver any instruments and to do in such Pledgor’s name, place and stead, all such acts, things and deeds for and on behalf of and in the name of such Pledgor, which such Pledgor could or might do or which Agent may deem necessary, desirable or convenient to accomplish the purposes of this Agreement, including, without limitation, to execute such instruments of assignment or transfer or orders and to register, convey or otherwise transfer title to the Collateral into Agent’s name.   Each Pledgor hereby ratifies and confirms all that said attorney-in-fact may so do and hereby declares this power of attorney to be coupled with an interest and irrevocable.  If any Pledgor fails to perform any agreement herein contained, Agent may itself perform or cause performance thereof, and any costs and expenses of Agent incurred in connection therewith shall be paid by Pledgors as provided in Section 24 hereof.

14. Termination.  This Agreement shall terminate and each Pledgor shall be entitled to the return, at such Pledgor’s expense, of such of the Collateral as has not theretofore been sold, disposed of or otherwise applied pursuant to this Agreement upon payment in full of the Indebtedness and irrevocable termination of the Loan Agreement.

15. Concerning Agent.  The recitals of fact herein shall be taken as statements of Pledgors for which Agent assumes no responsibility.  Agent makes no representation to anyone as to the value of the Collateral or any part thereof or as to the validity or adequacy of the security afforded or intended to be afforded thereby or as to the validity of this Agreement.  Agent shall be protected in relying upon any notice, consent, request or other paper or document believed by it to be genuine and correct and to have been signed by a proper person.  The permissive rights of Agent hereunder shall not be construed as duties of Agent.  Agent shall be under no obligation to take any action toward the enforcement of this Agreement or rights or remedies in respect of any of the Collateral.  Agent shall not be personally liable for any action taken or omitted by it in good faith and reasonably believed by it to be within the power or discretion conferred upon it by this Agreement.

16. Notices.  Any notice or other communication required or permitted pursuant to this Agreement shall be deemed given (a) when personally delivered to any officer of the party to whom it is addressed, (b) on the earlier of actual receipt thereof or three (3) days following posting thereof by certified or registered mail, postage prepaid, (c) upon actual receipt thereof when sent by a recognized overnight delivery service or (d) upon actual receipt thereof when sent by telecopier to the number set forth below with electronic confirmation of receipt, in each case addressed to each party at its address or telecopier number set forth below or at such other address or telecopier number as has been furnished in writing by a party to the other by like notice:

If to Agent:	PNC Bank, National Association
Two Tower Center Boulevard
East Brunswick, NJ 08816
Attention:
Facsimile:

with a copy to:	PNC Bank, National Association
PNC Agency Services
PNC Firstside Center
500 First Avenue, 4th Floor
Pittsburgh, PA 15219
Attention: Lisa Pierce
Facsimile: (415) 762-8672

and:	Hahn & Hessen LLP
488 Madison Avenue
New York, NY 10022
Attention: Steven J. Seif, Esq.
Telephone: (212) 478-7200
Facsimile: (212) 478-7400

If to any Pledgor:	Best Energy Services, Inc.
1010 Lamar Street, Suite 1200
Houston, Texas 77002
Attention: Larry Hargrave
Facsimile: (713)-933-2602

with a copy to:	Jackson Walker L.L.P.
100 Congress Avenue, Suite 1100
Austin, Texas 78701
Attention: Lawrence A. Waks, Esq.
Facsimile: (512) 236-2002

17. Governing Law.  This Agreement and all rights and obligations hereunder shall be governed by and construed and enforced in all respects in accordance with the laws of the State of New York applied to contracts to be performed wholly within the State of New York.

18. Waivers.  EACH PARTY HERETO HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OTHER AGREEMENT EXECUTED OR DELIVERED BY THEM IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE AND EACH PARTY HERETO HEREBY AGREES AND CONSENTS THAT ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF EACH PARTY TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

19. Litigation.  EACH PLEDGOR EXPRESSLY CONSENTS TO THE JURISDICTION AND VENUE OF EACH COURT OF COMPETENT JURISDICTION LOCATED IN THE STATE OF NEW YORK FOR ALL PURPOSES IN CONNECTION WITH THIS AGREEMENT.  ANY JUDICIAL PROCEEDING BY ANY PLEDGOR AGAINST AGENT INVOLVING, DIRECTLY OR INDIRECTLY ANY MATTER OR CLAIM IN ANY WAY ARISING OUT OF, RELATED TO OR CONNECTED WITH THIS AGREEMENT SHALL BE BROUGHT ONLY IN A STATE COURT LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK.  EACH PLEDGOR FURTHER CONSENTS THAT ANY SUMMONS, SUBPOENA OR OTHER PROCESS OR PAPERS (INCLUDING, WITHOUT LIMITATION, ANY NOTICE OR MOTION OR OTHER APPLICATION TO EITHER OF THE AFOREMENTIONED COURTS OR A JUDGE THEREOF) OR ANY NOTICE IN CONNECTION WITH ANY PROCEEDINGS HEREUNDER, MAY BE SERVED INSIDE OR OUTSIDE OF THE STATE OF NEW YORK OR THE SOUTHERN DISTRICT OF NEW YORK BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, OR BY PERSONAL SERVICE PROVIDED A REASONABLE TIME FOR APPEARANCE IS PERMITTED, OR IN SUCH OTHER MANNER AS MAY BE PERMISSIBLE UNDER THE RULES OF SAID COURTS.  EACH PLEDGOR WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED HEREON AND SHALL NOT ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE OR BASED UPON FORUM NON CONVENIENS.

20. No Waiver; Cumulative Remedies.  Any and all of Agent’s and Lenders’ rights with respect to the Liens granted under this Agreement shall continue unimpaired, and each Pledgor shall be and remain obligated in accordance with the terms hereof, notwithstanding (a) the bankruptcy, insolvency or reorganization of any Pledgor, (b) the release or substitution of any item of the Collateral at any time, or of any rights or interests therein, or (c) any delay, extension of time, renewal, compromise or other indulgence granted by Agent and Lenders in reference to any of the Indebtedness.  Each Pledgor hereby waives all notice of any such delay, extension, release, substitution, renewal, compromise or other indulgence, and hereby consents to be bound hereby as fully and effectively as if such Pledgor had expressly agreed thereto in advance.  No failure on the part of Agent or Lenders to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof nor shall any single or partial exercise of any such right, power or remedy by Agent and Lenders preclude any other or further exercise thereof or the exercise of any right, power or remedy.  All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.

21. Severability.  In case any security interest or other right of Agent and/or any Lender shall be held to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect any other security interest or other right, privilege or power granted under this Agreement.  In the event that any provision of this Agreement or the application thereof to Pledgors or any circumstance in any jurisdiction governing this Agreement shall, to any extent, be invalid or unenforceable under any applicable statute, regulation, or rule of law, such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform to such statute, regulation or rule of law, and the remainder of this Agreement and the application of any such invalid or unenforceable provision to parties, jurisdictions, or circumstances other than to whom or to which it is held invalid or unenforceable shall not be affected thereby, nor shall same affect the validity or enforceability of any other provision of this Agreement.

22. Counterparts; Facsimiles.  This Agreement and any amendments, waivers, consents, or supplements may be executed via telecopier or facsimile or other electronic method of transmission reasonably satisfactory to Agent in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute one and the same instrument.

23. Miscellaneous.

(a) This Agreement constitutes the entire and final agreement among the parties with respect to the subject matter hereof and neither this Agreement nor any term hereof may be changed, discharged or terminated orally, but only by an instrument in writing, signed by Agent (with the consent of the Required Lenders) and each Pledgor.  No waiver of any term or condition of this Agreement, whether by delay, omission or otherwise, shall be effective unless in writing and signed by the party sought to be charged, and then such waiver shall be effective only in the specific instance and for the purpose for which given.

(b) This Agreement shall be binding upon each Pledgor, and each Pledgor’s successors and assigns, and shall inure to the benefit of Agent, Lenders and their successors and assigns.  The term “Agent”, as used herein, shall include any successor or assign of Agent at the time entitled to the pledged interest in the Collateral.

(c) The headings and captions in this Agreement are for purposes of reference only and shall not constitute part of this Agreement for any other purpose.

24. Expenses.  The Collateral shall also secure, and each Pledgor shall pay to Agent on demand, from time to time, all costs and expenses, (including but not limited to, attorneys’ fees and costs, taxes, and all transfer, recording, filing and other charges) of, or incidental to, the custody, care, transfer, administration of the Collateral or any other collateral, or in any way relating to the enforcement, protection or preservation of the rights or remedies of Agent and Lenders under this Agreement or with respect to any of the Indebtedness.

25. Recapture.  Anything in this Agreement to the contrary notwithstanding, if Agent and/or Lenders receives any payment or payments on account of the Indebtedness, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver, or any other party under the United States Bankruptcy Code, as amended, or any other federal or state bankruptcy, reorganization, moratorium or insolvency law relating to or affecting the enforcement of creditors’ rights generally, common law or equitable doctrine, then to the extent of any sum not finally retained by Agent and/or Lenders, each Pledgor’s obligations to Agent and Lenders shall be reinstated and this Agreement shall remain in full force and effect (or be reinstated) until payment shall have been made to Agent, which payment shall be due on demand.

26. Additional Pledgors.  Pursuant to the Loan Agreement, each Subsidiary of the Borrowers that was not in existence or not a Subsidiary of the Borrowers on the date of the Loan

Agreement is or may be required (if and to the extent set forth in the Loan Agreement) to enter in this Agreement as a Pledgor upon becoming a Subsidiary of a Borrower if such Subsidiary owns or possesses property of a type that would be considered Collateral hereunder.  Upon execution and delivery by the Agent and such Subsidiary of a supplement to this Agreement in form and substance satisfactory to Agent, such Subsidiary shall become a Pledgor hereunder with the same force and effect as if originally named as a Pledgor herein.  The execution and delivery of such supplement shall not require the consent of any Pledgor hereunder.  The rights and obligations of each Pledgor hereunder shall remain in full force and effect notwithstanding the addition of any new Pledgor as a party to this Agreement.

[Signature Page Follows This Page]

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first written above.

BEST ENERGY SERVICES, INC.
as a Pledgor

By: /s/ Larry Hargrave
Name: Larry Hargrave
Title: CEO

PNC BANK, NATIONAL ASSOCIATION,
as Agent

By: /s/ Jeffrey J. Bender
Name: Jeffrey J. Bender
Title: VP

SCHEDULE A

PLEDGED STOCK

Pledgor	Name of Issuing Corporation	Type of Shares	Number of Shares	Certificate No.	Percentage Owned
Best Energy Services, Inc.	Best Well Services, Inc.	Common			100%
	Bob Beeman Drilling Company	Common			100%

MEMBERSHIP INTERESTS

Pledgor	Name of Issuing Corporation	Number of Interests	Certificate No.	Percentage Owned
N/A